UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014 (June 18, 2014)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2014, ACI Worldwide, Inc. (the “Company”) filed the Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc. (the “Restated Certificate”) with the Secretary of State of Delaware. The Restated Certificate became effective upon filing. The Company included a proposal in the 2014 Proxy Statement seeking stockholder approval to amend and restate the Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 140,000,000 to 280,000,000. The Company’s stockholders approved the Restated Certificate at the Company’s 2014 Annual Meeting of Stockholders. A copy the Restated Certificate as filed with the Secretary of State of Delaware is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on June 18, 2014. At that Annual Meeting, the stockholders voted on the following four proposals which are further described in the 2014 Proxy Statement.

Proposal 1: The stockholders elected each of the following eight nominees to the Board of Directors to hold office until the 2015 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld/Abstentions	Broker Non-Votes
John D. Curtis	34,035,681	728,957	1,444,179
Philip G. Heasley	34,456,193	308,445	1,444,179
James C. McGroddy	34,494,791	269,847	1,444,179
David A. Poe	34,500,356	264,282	1,444,179
Harlan F. Seymour	33,726,278	1,038,360	1,444,179
John M. Shay, Jr.	34,494,652	269,986	1,444,179
John E. Stokely	33,726,508	1,038,130	1,444,179
Jan H. Suwinski	34,494,652	269,986	1,444,179

Proposal 2: The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
36,137,340	20,020	51,457

Proposal 3: The stockholders approved, on an advisory basis, the executive compensation as described in the 2014 Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,499,254	2,183,985	81,399	1,444,179

Proposal 4: The stockholders approved the Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,999,440	1,134,187	57,527	17,633

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

Dated: June 24, 2014	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes
Executive Vice President, Chief Administrative Officer,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc.